SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                      Date of Report:    December 7, 1998

              Date of Earliest Event Reported:  November 11, 1998



                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On November 11, 1998, Registrant issued a press release announcing that construction has begun on a new production facility for its Pinnacle Art & Frame division in Durango, Mexico.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               -------        -----------------------------------------

                 99 Copy of press release announcing that construction has begun on a new production facility for its Pinnacle Art & Frame division in Durango, Mexico.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  December 7, 1998                   By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh
                                             President



Date:  December 7, 1998                   By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen
                                             Chief Financial Officer